UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2014
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Equity Distribution Agreement
On November 20, 2014, Energy Transfer Partners, L.P. (the “Partnership”) entered into an Equity Distribution Agreement (the “Agreement”) with UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities (USA) Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (the “Sales Agents”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through the Sales Agents the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $1,500,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and the Sales Agents.
Under the terms of the Agreement, the Partnership may also sell Units from time to time to any Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to any such Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Sales Agent.
The Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-199130), as amended.
The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.
Relationships
The Sales Agents and their related entities have, from time to time, performed, and may in the future perform, various financial advisory and commercial and investment banking services for us and our affiliates, for which they have received and in the future will receive customary compensation and expense reimbursement.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of the Exhibit
1.1
Equity Distribution Agreement, dated November 20, 2014 by and among the Partnership and UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities (USA) Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:    Energy Transfer Partners GP, L.P., its general partner
By:     Energy Transfer Partners, L.L.C., its general partner

By:      /s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer
Dated: November 20, 2014

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
1.1
Equity Distribution Agreement, dated November 20, 2014 by and among the Partnership and UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities (USA) Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.